UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☑ Definitive Proxy Statement
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INTEGRATED BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Not Applicable)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This Amendment No. 1 (this “Amendment”) to Schedule 14A of Integrated BioPharma, Inc. (the “Company”) that was originally filed on October 29, 2012, is being filed to reflect a correction in the Company’s common shares outstanding as of the record date of October 24, 2012 to 21,080,174.  No attempt has been made in this Amendment to otherwise modify or update disclosures presented in the original Schedule 14A, other than to correct a typographical or other immaterial errors. Other than as set forth above, this Amendment does not reflect events occurring after the date of the original filing or modify or update disclosures affected by the subsequent events.

INTEGRATED BIOPHARMA, INC.
225 Long Avenue
Hillside, New Jersey 07205

November 7, 2012

To Our Stockholders:

On behalf of the Board of Directors, it is our pleasure to invite you to attend the 2012 Annual Meeting of Stockholders of Integrated BioPharma, Inc. (the “Company”), which will be held at 9:00 a.m. local time, on November 26, 2012 at the Company’s Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205.

At the Annual Meeting, you will be asked to elect three Class I directors for a three year term and ratify the appointment of independent auditors of the Company for the 2013 fiscal year.  These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.  A proxy is included along with the Proxy Statement.  These materials are being sent to stockholders on or about November 7, 2012.

It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend.  Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ E. Gerald Kay
E. Gerald Kay
Chief Executive Officer

INTEGRATED BIOPHARMA, INC.
225 Long Avenue
Hillside, New Jersey 07205

Notice of Annual Meeting of Stockholders
to be Held on November 26, 2012
and
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders
To be Held on November 26, 2012
9:00am, Local Time

To the Stockholders of Integrated BioPharma, Inc.:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders (the “Meeting”) of Integrated BioPharma, Inc., a Delaware corporation (the “Company”), will be held on November 26, 2012, at 9:00 a.m., local time, at the Company’s Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205, for the purpose of considering and acting upon the following proposals:

1.	To elect three Class I directors for a three year term to serve until the 2015 Annual Meeting of Stockholders;

2.	To ratify the appointment of the Company’s independent accountants for the fiscal year ending June 30, 2013; and

3.	The transaction of such other business as may properly come before this Annual Meeting or any adjournment thereof.

Only holders of record of the Company’s common stock, par value $.002 per share (“Common Stock”), at the close of business on October 24, 2012 (the “Record Date”), are entitled to vote on the matters to be presented at this Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 21,080,174.

The Proxy statement and the Company’s annual report are available at https://materials.proxyvote.com/45811V.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSALS NO. 1 AND NO. 2 TO BE PRESENTED TO THE COMPANY’S STOCKHOLDERS AT THE MEETING.

     By order of the Board of Directors.

                     /s/ Dina L. Masi
     Dina L. Masi
     Secretary
Hillside, New Jersey
November 7, 2012

It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

INTEGRATED BIOPHARMA, INC.
225 Long Avenue
Hillside, New Jersey 07205

PROXY STATEMENT
2012 Annual Meeting OF STOCKHOLDERS

To be held on November 26, 2012

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated BioPharma, Inc. (the “Company”), a Delaware corporation, to be voted at the 2012 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205 on November 26, 2012, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about November 7, 2012.

Only holders of record of the Company’s common stock, par value $.002 per share (“Common Stock”), at the close of business on October 24, 2012 (the “Record Date”), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date and entitled to vote was 21,080,174.

 Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

At the Annual Meeting, stockholders will be asked to consider and vote upon proposals: (1) to elect Class I directors for a three year term to serve until the 2015 Annual Meeting of Stockholders; and (2) the proposal to ratify the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013 (the “Independent Auditors Proposal”).  At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

QUORUM AND VOTE REQUIREMENTS

The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.  Directors of the Company are elected by the affirmative vote of holders of a plurality of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The Independent Auditors Proposal and all other matters to properly come before the Annual Meeting will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Brokers or other nominees who hold shares of Common Stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they receive instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretions with respect to approval of matters which are “non-routine” without specific instruction from the beneficial owner. The election of directors is a non-routine proposal, and therefore brokers are not entitled to vote for directors without your instructions. The ratification of independent auditors is a routine proposal, and therefore, your broker can vote on the independent auditors’ proposal without specific instructions from you.  Broker “non-votes” (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting.  Abstentions and broker non-votes have no impact on the election of directors except to reduce the number of votes for the nominees.  With respect to all other proposals, abstentions and broker non-votes will have the effect of a negative vote against such other proposals.

SOLICITATION AND REVOCATION

PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS.  THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS.

All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR each of the Class I director nominees and (2) FOR the Independent Auditors Proposal, and in accordance with the proxy holder’s discretion as to any other business raised at the Annual Meeting.  Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting.  Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

The Company will bear its own cost for the solicitation of proxies.  Proxies will be solicited initially by mail.  Further solicitation may be made by directors, officers, and employees of the Company personally, by telephone, or otherwise, but any such person will not be specifically compensated for such services.  The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock.  Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

DIRECTORS

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of six (6) directors divided into three classes of directors serving staggered 3-year terms.

The Class I directors, whose terms of office expire in 2012, are Mr. E. Gerald Kay, Ms. Riva Sheppard and Mr. Carl DeSantis.

The Class II directors, whose terms of office expire in 2014, are Mr. William Milmoe, Ms. Christina Kay and Mr. Robert Canarick.

Currently there are no Class III directors, whose terms of office would expire in 2013.

The stockholders will consider and vote upon the election of Mr. E. Gerald Kay, Ms. Riva Sheppard and Mr. Carl DeSantis to serve as Class I directors until the 2015 annual meeting of stockholders (subject to their respective earlier removal, death or resignation) and until their successors are elected and qualified.

Unless a stockholder withholds authority, a properly signed and dated proxy will be voted FOR the election of the nominees, unless the proxy contains contrary instructions.  The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election.  If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The following table sets forth certain information with respect to the members of the Company’s Board of Directors as of the fiscal year ended June 30, 2012:

		Class of	Director
	Age	Directors	Since

E. Gerald Kay	76	Class I	1980
Riva Sheppard	45	Class I	1991
Carl DeSantis	73	Class I	2003
Christina Kay	42	Class II	1994
Robert Canarick	62	Class II	1994
William Milmoe	64	Class II	2008

Mr. E. Gerald Kay has served as Chief Executive Officer of the Company since April 2009, as Chairman of the Board of the Company and its predecessor since 1980, and as President of the Company from May 1999 until May 9, 2003.  Mr. Kay also served as Chief Executive Officer of the Company from May 9, 2003 until November 5, 2008.   Mr. Kay is not a director of any other public company.

Director Qualifications:
As a long time owner of the Company, Mr. Kay has tremendous knowledge of the Company’s history, strategies, manufacturing processes and culture.  As Chairman, President and Chief Executive Officer of the Company, he has developed numerous key business relationships with the Company’s significant shareholders, customers, suppliers, lenders and personnel which continue to contribute to the Company’s ongoing businesses.

Ms. Riva Sheppard has served as Vice President and director of the Company since May 1991, and as Executive Vice President since November 2005. Ms. Sheppard is the daughter of E. Gerald Kay and the sister of Christina Kay.  Ms. Sheppard is not a director of any other public company.

Director Qualifications:
As a long time owner and officer of the Company, Ms. Sheppard has tremendous knowledge of the Company’s history, strategies, manufacturing processes and culture.  As Executive Vice President of the Company, she has developed numerous key business relationships with the Company’s customers, suppliers and personnel which continue to contribute to the Company’s ongoing businesses.

Mr. Carl DeSantis has served as director of the Company since 2003. Mr. DeSantis has served as Chairman of CDS International Holdings, Inc., a private investment firm since June of 2001.  Prior to that, he was Chairman of Rexall Sundown, Inc., a publicly-held manufacturer of vitamins and supplements. Mr. DeSantis is not a director of any other public company.

Director Qualifications:
Mr. DeSantis has in-depth knowledge of the nutraceutical business and over 46 years of general business experience.  In addition, Mr. DeSantis has significant ownership in the Company.

Ms. Christina Kay has served as Vice President and director of the Company since December 1994, and as Executive Vice President since November 2005. Ms. Kay is the daughter of E. Gerald Kay and the sister of Riva Sheppard. Ms. Kay is not a director of any other public company.

Director Qualifications:
As a long time owner and officer of the Company, Ms. Kay has tremendous knowledge of the Company’s history, strategies, manufacturing processes and culture.  As Executive Vice President of the Company, she has developed numerous key business relationships with the Company’s customers, suppliers and personnel which continue to contribute to the Company’s ongoing businesses.

Mr. Robert Canarick has served as a director of the Company since December 1994. From January 1998 until August of 2001 he has served as general counsel of NIA Group, LLC, an all lines independent Insurance agency. From August 2001 he has served as President of Links Insurance Services, LLP. Mr. Canarick is an attorney and a former certified public accountant.  Mr. Canarick is not a director of any other public company.

Director Qualifications:
Mr. Canarick is an attorney and a former certified public accountant and has 41 years of relevant business and financial experience.  Mr. Canarick also provides legal and practical guidance and insights into our risk management and legal matters.

William H. Milmoe has been a director of our Company since December 2008. Since January 2006, Mr. Milmoe has served as President and Chief Financial Officer of CDS International Holdings, Inc., a private investment firm. From 1997 to January 2006, he was CDS International Holdings, Inc.’s Chief Financial Officer and Treasurer. Mr. Milmoe is a certified public accountant with over 40 years of broad business experience in both public accounting and private industry. His financial career has included positions with PricewaterhouseCoopers, General Cinema Corporation, an independent bottler of Pepsi Cola products and movie exhibitor. Mr. Milmoe is a member of both the Florida and the American Institute of Certified Public Accountants.  Mr. Milmoe also serves as a director of Celsius Holdings, Inc., a public company.

Director Qualifications:
Mr. Milmoe is a certified public accountant and has 41 years of relevant business and financial experience.  Mr. Milmoe uses his substantial experience to provide practical guidance and insights to the Company.

Recommendation and Vote

Approval of the election of these nominees for directors requires affirmative vote of a plurality of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission. Other than the following, based solely on our review of the forms filed, all filings for the most recent completed fiscal year were filed on a timely basis: (i) Carl DeSantis and William Milmoe, Directors of the Company and holders of more than 10% of the Company’s common stock failed to timely file Form 4s reporting eleven transactions each; and (ii) CD Financial, LLC, a holder of more than 10% of the Company’s common stock failed to timely file Form 3 reporting its initial acquisition of such ownership and Form 4s reporting twenty-one transactions.  Each such person has since made the required filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of common stock of Integrated BioPharma beneficially owned on October 24, 2012, by:

•	each person who is known by the Company to beneficially own five percent (5%) or more of the common stock of Integrated BioPharma;

•	each of the directors and executive officers of the Company; and

•	all of the Company’s directors and executive officers, as a group.

	Number of Shares	Percent of Shares
Name of Beneficial Owner (1)	Beneficially Owned (2)	Beneficially Owned (3)

Carl DeSantis	12,751,780 (4)	43.4%
William H. Milmoe	10,563,729 (5)	36.0%
E. Gerald Kay	5,270,044 (6)	24.6%
Christina Kay	1,459,467 (7)	6.8%
Riva Sheppard	1,459,467 (7)	6.8%
Robert B. Kay	1,230,961 (8)	5.8%
Dina L. Masi	340,000 (9)	1.6%
Robert Canarick	168,533 (10)	0.8%
Directors and executive officers as a group (7 persons)	21,576,358 (11)	70.2%

__________________

(1)	The address of each of the persons listed is c/o Integrated BioPharma Inc., 225 Long Avenue, Hillside, New Jersey 07205.
(2)
Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home, and entities owned or controlled by the named person.  Also includes shares if the named person has the right to acquire such shares within 60 days after October 24, 2012, by the exercise of warrant, stock option or other right.  Unless otherwise noted, shares are owned of record and beneficially by the named person.

(3)	Based upon 21,080,174 shares of common stock outstanding on October 24, 2012.
(4)
Includes (i) 819,629 shares owned by CDS Group Holdings, LLC, of which Mr. DeSantis is the manager; (ii) 2,206,293 shares of common stock owned by CD Financial, LLC of which Mr. DeSantis is the manager; (iii) 8,230,769 shares of common stock issuable upon exercise of presently convertible subordinated debt of $5.35 million held by CD Financial, LLC; and (iv) 54,500 shares of common stock issuable upon exercise of presently exercisable stock options.

(5)
Includes (i) 8,230,769 shares of common stock issuable upon exercise of presently convertible subordinated debt of $5.35 million held by CD Financial, LLC of which Mr. Milmoe is an executive officer; (ii) 2,206,293 shares of common stock owned by CD Financial, LLC and (iii) 38,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(6)
Includes (i) 819,629 shares of common stock held by EGK LLC, of which Mr. Kay is the manager and (ii) 307,888 shares of common stock issuable upon exercise of presently exercisable stock options. Mr. Kay shares dispositive power with Christina Kay with respect to 169,358 shares of common stock and with Riva Sheppard with respect to 169,358 shares of common stock.

(7)
Includes (i) 336,000 shares of common stock issuable upon exercise of presently exercisable stock options.  Ms. Sheppard and Ms. Kay each share dispositive power with E. Gerald Kay with respect to 169,358 shares of common stock.

(8)	Includes (i) 819,629 shares of common stock held by EVJ LLC, of which Mr. Kay is the manager, and (ii) 200,000 shares of common stock issuable upon exercise of presently exercisable stock options.
(9)	Includes (i) 242,800 shares of common stock issuable upon exercise of presently exercisable stock options.
(10)	Includes 109,300 shares of common stock issuable upon exercise of presently exercisable stock options.
(11)
Includes (i) 8,230,769 shares of common stock issuable upon exercise of presently convertible subordinated debt of $5.35 million held by CD Financial, LLC of which Mr. DeSantis and Mr. Milmoe are managers and (ii) 1,424,488 shares of common stock issuable upon exercise of presently exercisable stock options.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table includes information as of June 30, 2012 relating to the Company's stock option plans, which comprise all of the Company's equity compensation plans.  The table provides the number of securities to be issued upon the exercise of outstanding options under such plans, the weighted-average exercise price of such outstanding options and the number of securities remaining available for future issuance under such plans.

CORPORATE GOVERNANCE

The Board of Directors held fourteen meetings during the fiscal year ended June 30, 2012.  Each director attended each of the meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which such director served.

For the fiscal year ended June 30, 2012, no compensation was paid to any director for his or her services to the Board of Directors or any committee, including those who were also an officer and/or significant stockholder. The only standing committee of the Board of Directors is the Audit Committee, whose current members are Mr. Canarick, who is an independent director, and Mr. Milmoe, who is not an independent director. Mr. Milmoe was appointed to the Audit Committee in September 2009 until such time as the Board replaces him with a qualified independent director. Although Mr. Milmoe meets the requirements set forth for an "audit committee financial expert", the board's intention is to designate an audit committee financial expert after another independent audit committee member is appointed.  The Company is not actively seeking an independent director at this time.  The Company intends on resuming this search in the ensuing fiscal year.  The Audit Committee periodically consults with the Company’s management and independent public accountants on financial matters, including the Company’s internal financial controls and procedures. The Audit Committee operates under a written Charter, a copy which is available on the Company’s website at http://healthproductscorp.us/charter.htm.  The Audit Committee met two times in the fiscal year ended June 30, 2012, all of which were attended by Mr. Canarick and Mr. Milmoe.

The Company does not have a standing nominating committee or compensation committee.  With respect to nominating and compensation matters, the entire Board performs these functions.  At such time, if any, as the Board composition changes or the Board otherwise deems appropriate, the Company may establish a separate nominating committee or compensation committee.  As a result, the entire Board participates in the consideration of Board nominees.  The Board, at this time, does not have a policy with regard to consideration of diversity in considering director nominees.

The Company’s common stock is currently traded on the OTC Bulletin Board, a regulated quotation service that displays real-time quotes, last-sale prices and volume information in over-the-counter securities (“OTCBB”).  OTCBB regulations do not require the Company to have audit, nomination or compensation committees.  In addition, when the Company’s common stock was listed on the NASDAQ Global Market, the Company determined that due to the beneficial ownership by E. Gerald Kay and certain of his family members and Carl DeSantis of greater than 50% of the Common Stock of the Company outstanding as of October 24, 2012, the Company is a “controlled company” as defined by the NASDAQ Global Market.  As such, the Company was exempt from certain requirements of the NASDAQ Global Market standards, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirements regarding the determination of compensation of executive officers and the nomination of directors by independent directors.

The Company has adopted a Code of Ethics which applies to our directors, officers, senior management and certain other of our employees, including our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions.  Our Code of Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, as filed with the SEC on September 28, 2004, as amended as of November 10, 2004.

Governance Structure

The Company has chosen to combine the principal executive officer and chairman of the board positions. Given the relatively small size of the Company and that a majority of the voting control of the Company is with members of our board, the Company believes that combining the principal executive officer and board chairman positions is the most efficient board leadership structure.

No lead independent director has been designated to chair meetings of the independent directors, since we currently only have one independent director.

Board of Directors Role in Risk Oversight

The Company’s audit committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full board. The audit committee has periodic meetings with management, during which the audit committee receives reports from management regarding the Company’s assessment of risks and discusses with management the Company’s policies with respect to risk assessment, the Company’s major financial risk exposures and the steps to be taken to monitor and mitigate these exposures.   While the audit committee is responsible for risk oversight and for ensuring that material risk are identified and managed properly, the Company’s management is responsible for the day-to-day risk management processes.  We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company.

EXECUTIVE OFFICERS

The following individual is an executive officer of the Company but is not a director or nominee for director:

Dina L. Masi, age 51, is Senior Vice President, Chief Financial Officer and Secretary of the Company.  Ms. Masi joined the Company on November 17, 2005.  Previously, Ms. Masi most recently operated a financial services consulting firm, DLM Accounting and Financial Services, LLC, providing accounting and financial services to small business owners and SEC registrants from May 2005 to November 2005.  From June 2002 to December 2004, Ms. Masi served as the Chief Financial Officer and Senior Vice President of Prescott Funding, LLC, a licensed residential mortgage lender specializing in non-conforming consumer lending. Ms. Masi also served as the Chief Financial Officer and Senior Vice President of Fintek, Inc., a privately owned financial consulting services company, from July 2001 to September 2005, and as Management Information Officer from February 1998 to July 2001. Prior to that, Ms. Masi was the Chief Financial Officer and Executive Vice-President of The Aegis Consumer Funding Group, Inc., a publicly-traded consumer finance company that specialized in sub-prime automobile receivables, from July 1992 to January 1998. Prior to her time at Aegis, Ms. Masi was with BDO Seidman, LLP.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The goal of our named executive officer compensation program is the same as our goal for operating the Company - to create long-term value for our stockholders. Toward this goal, we have designed and implemented our compensation programs for our named executives to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with the Company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, retirement and other benefits. In deciding on the type and amount of compensation for each executive, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each executive in a manner we believe optimizes the executive’s contribution to the Company.

Compensation Objectives

Performance. Our five executives who are identified in the Summary Compensation Table below (whom we refer to as our named executives) have a combined total of 87 years with the Company, during which they have held different positions and been in some cases promoted to increasing levels of responsibility. The amount of compensation for each named executive reflects his or her superior management experience, continued high performance and exceptional career of service to the Company over a long period of time. A key element of compensation that depends upon the named executive’s performance is equity incentive compensation in the form of stock options and restricted stock units (“RSUs”), subject to vesting schedules that require continued service with the Company.

Base salary is designed to be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.  Since fiscal year 2008, as a result of the Company’s financial position, including the past defaults on the Company’s debt resulting from the inability to pay or refinance the defaulted debt until June 27, 2012, each of the named executive officer’s base salary has been maintained at the same level, except E. Gerald Kay, Chief Executive Officer, who took a pay cut of approximately $20,000 in fiscal year 2009.

Alignment. We seek to align the interests of the named executives with those of our investors by evaluating executive performance on the basis of key financial measurements which we believe closely correlate to long-term stockholder value, including revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total stockholder return. Equity incentive compensation awards align the interests of the named executives with stockholders because the total value of those awards corresponds to stock price appreciation.

Retention. Our senior executives have been presented with other professional opportunities, including ones at potentially higher compensation levels. We attempt to retain our executives by using continued service as a determinant of total pay opportunity, with the extended vesting terms of stock option and RSU awards.

Implementing Our Objectives

Determining Compensation. We rely upon our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance stockholder value. Specific factors affecting compensation decisions for the named executives include:

•           key financial measurements such as revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total stockholder return;

•           strategic objectives such as acquisitions, dispositions or joint ventures, technological innovation and globalization;

•           promoting commercial excellence by launching new or continuously improving products or services, being a leading market player and attracting and retaining customers;

•           achieving specific operational goals for the Company, including improved productivity, simplification and risk management;

•           achieving excellence in their organizational structure and among their employees; and

•           supporting our values by promoting a culture of unyielding integrity through compliance with law and our ethics policies, as well as commitment to community leadership and diversity.

We generally do not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements. We consider competitive market compensation paid by other companies, but we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on those data to determine executive compensation. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Any apportionment goal is not applied rigidly and does not control our compensation decisions; we use it as another tool to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards. We also seek to balance compensation elements that are based on financial, operational and strategic metrics with others that are based on the performance of our shares. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our named executives to deliver superior performance and retain them to continue their careers with us on a cost-effective basis.

No Employment and Severance Agreements. Our named executives do not have employment, severance or change-of-control agreements. Our named executives serve at the will of the Board, which enables the Company to terminate their employment with discretion as to the terms of any severance arrangement. This is consistent with the Company’s performance-based employment and compensation philosophy. In addition, our policies on employment, severance and retirement arrangements help retain our executives by subjecting to forfeiture significant elements of compensation that they have accrued over their careers at the Company if they leave the Company prior to retirement.

Role of Board and CEO.  The Board of Directors has primary responsibility in developing and evaluating potential candidates for executive positions, including the CEO, and for overseeing the development of executive succession plans. As part of this responsibility, the Board oversees the design, development and implementation of the compensation program for the CEO and the other named executives. The Board evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program. The CEO and the Board together assess the performance of the other named executives and determine their compensation, based on initial recommendations from the CEO.

Our CEO assists the Board in reaching compensation decisions with respect to the named executives other than the CEO.  The other named executives do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO.

Role of Compensation Consultants. We have not used the services of any other compensation consultant in matters affecting senior executive or director compensation. In the future, either the Company or the Board may engage or seek the advice of other compensation consultants.

Equity Grant Practices. The exercise price of each stock option awarded to our senior executives under our long-term incentive plan is the closing price of our stock on the date of grant. Scheduling decisions are made without regard to anticipated earnings or other major announcements by the Company.

Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public Company may deduct for compensation paid to the Company’s CEO or any of the Company’s four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders). For the year ended June 30, 2012, the deduction for compensation paid to the Company’s “covered employees” was not limited by Section 162(m).

Potential Impact on Compensation from Executive Misconduct. If the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the Company’s financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Elements Used to Achieve Compensation Objectives

Annual cash compensation

Base salary. Base salaries for our named executives depend on the scope of their responsibilities, their performance, and the period over which they have performed those responsibilities. Decisions regarding salary increases take into account the executive’s current salary and the amounts paid to the executive’s peers within and outside the Company. Base salaries are reviewed approximately every 12 months, but are not automatically increased if the Board believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with the Company’s primary intent of offering compensation that is contingent on the achievement of performance objectives.

Bonus. The Company does not at this time pay bonuses to the named executives, but does not rule out doing so in the future when appropriate.

The salaries paid to the named executives during the year ended June 30, 2012 are discussed below and shown in the Summary Compensation Table below.

Equity awards

The Company’s equity incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executive with our stockholders’ and retain the executives through the term of the awards. We consider the grant size and the appropriate combination of stock options when making award decisions. The amount of equity incentive compensation granted in 2008 was based upon the strategic, operational and financial performance of the Company overall and reflects the executives’ expected contributions to the Company’s future success. Existing ownership levels are not a factor in award determination, as we do not want to discourage executives from holding significant amounts of our stock.

We have expensed stock option and RSU grants in accordance with United States generally accepted accounting principles. When determining the appropriate amount of stock options and RSUs, our goal is to weigh the cost of these grants with their potential benefits as a compensation tool. Stock options only have value to the extent the price of our stock on the date of exercise exceeds the exercise price on grant date, and thus are an effective compensation element only if the stock price grows over the term of the award.  In this sense, stock options are a motivational tool.

There were no grants of stock options or RSUs in the fiscal year ended June 30, 2012.

Other Compensation

Other compensation paid to executive officers includes the total matching contribution of the Integrated BioPharma, Inc. 401(k) Profit Sharing Plan of the Named Executive Officer. There were no matching contributions by the Company in the Fiscal Year ended June 30, 2012.

Compensation for the Named Executives in the Year ended June 30, 2012

Strength of Company performance. The specific compensation decisions made for each of the named executives for the year ended June 30, 2012 reflect the performance of the Company against key financial and operational measurements. A more detailed analysis of our financial and operational performance is contained in the Management’s Discussion & Analysis section of our most recent Annual Report on Form 10-K filed with the SEC.

CEO compensation. In determining Mr. Kay’s compensation for the year ended June 30, 2012, the Board considered their performance against their financial, strategic and operational goals for the year.  In the fiscal year ended June 30, 2012, Mr. Kay received $133,010 in salary for his service as the Chief Executive Officer of the Company.  Mr. Kay’s compensation for the 2012 fiscal year was based on qualitative managerial efforts and business ingenuity and has been substantially the same for the past three years.

CFO compensation. In determining Ms. Masi’s compensation for the year ended June 30, 2012, the Board considered her performance against her financial, strategic and operational goals for the year.  In the year ended June 30, 2012, Ms. Masi received $183,402 in salary for her service as an executive officer of the Company.  Ms. Masi’s compensation for the 2012 fiscal year was based on qualitative managerial efforts and business ingenuity and has been substantially the same for the past three years.

Report of the Board of Directors

The Board of Directors has reviewed and discussed with our management the Compensation Discussion and Analysis included in this Proxy. Based on that review and discussion, the Board has recommended that the Compensation Discussion and Analysis be included in this Proxy.

October 28, 2012BOARD OF DIRECTORS

E. Gerald Kay
Riva Sheppard
Carl DeSantis
Christina Kay
William H Milmoe
Robert Canarick

Summary Compensation Table for 2012

The table below summarizes the total compensation paid or earned by our Chief Executive Officer and our Chief Financial Officer and three other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
E. Gerald Kay	2012	$133	,010	-0-	$ -	0-	$ 1	,719	-0-	-0-	$-0-	$134	,729
Chairman and Chief Executive	2011	133	,855	-0-	7	,384	27	,998	-0-	-0-	-0-	169	,237
Officer	2010	140	,012	-0-	99	,345	41	,398	-0-	-0-	-0-	280	,755

Dina Masi	2012	183	,402	-0-	-	0-	2	,578	-0-	-0-	-0-	185	,980
Chief Financial Officer and	2011	186	,970	-0-	7	,384	37	,205	-0-	-0-	-0-	231	,559
Senior Vice President	2010	187	,340	-0-	93	,697	40	,197	-0-	-0-	-0-	321	,234

Riva Sheppard	2012	120	,946	-0-	-	0-	1	,547	-0-	-0-	-0-	122	,493
Executive Vice President	2011	124	,140	-0-	7	,384	35	,017	-0-	-0-	-0-	166	,541
	2010	126	,611	-0-	99	,345	41	,003	-0-	-0-	-0-	266	,959

Christina Kay	2012	146	,901	-0-	-	0-	1	,547	-0-	-0-	-0-	148	,448
Executive Vice President	2011	149	,954	-0-	7	,384	35	,017	-0-	-0-	-0-	192	,355
	2010	149	,792	-0-	99	,345	41	,003	-0-	-0-	-0-	290	,140

__________________________
(1)
The amounts in this column reflect the dollar amount recognized as expense with respect to stock options for financial statement reporting purposes during the twelve months ended June 30, 2012, 2011 and 2010, in accordance with United States generally accepted accounting principles and thus includes amounts from awards granted prior to each twelve month period ended, respectively.  Assumptions used in the calculation of these amounts are included in Note 16 to the audited financial statements included in our 2010 annual report.

(2)	The amount shown in this column reflects for each named executive officer the total estimated value of the matching contribution to the Integrated BioPharma, Inc. 401(k) Profit Sharing Plan.

Grants of Plan-Based Awards for 2012

There were no grants of plan-based awards made during fiscal 2012 to the Named Executive Officers of the Company.

Outstanding Equity Awards at Fiscal Year-End 2012

	Option Awards					Stock Awards
	Number of Securities Underlying		Number of Securities Underlying			Number of Shares or Units	Market Value of Shares or Units of
	Unexercised		Unexercised	Option		of Stock That	Stock That
	Options		Options	Exercise		Have Not	Have Not
	Exercisable		Unexercisable	Price	Option	Vested	Vested
Name	(#)		(#)	($)	Expiration Date	(#)	($)(1)

E. Gerald Kay	90,818	(a)		10.89	12/04/2013
	85,570	(b)		6.93	09/21/2014
	1,500	(c)		7.48	02/07/2017
	30,000	(d)		3.36	11/02/2012
	100,000	(e)		0.15	12/18/2013
Dina Masi	50,000	(f)		3.13	11/17/2015
	12,800	(c)		6.80	02/07/2017
	30,000	(d)		3.05	11/02/2017
	150,000	(e)		0.14	12/18/2018
Riva Sheppard	16,000	(c)		6.80	02/07/2017
	100,000	(a)		9.90	12/04/2013
	100,000	(b)		6.30	09/21/2014
	30,000	(d)		3.05	11/02/2017
	90,000	(e)		0.14	12/18/2018
Christina Kay	16,000	(c)		6.80	02/07/2017
	100,000	(a)		9.90	12/04/2013
	100,000	(b)		6.30	09/21/2014
	30,000	(d)		3.05	11/02/2017
	90,000	(e)		0.14	12/18/2018

_________________________

(1) The market value of the restricted shares was computed using $0.09, the closing share price of the Company’s common shares on June 30, 2012.

(a) Common share options granted on 12/04/2003 which vested in a one year period.

(b) Common share options granted on 09/21/2004 which vested in a one year period.

(c) Common share options granted on 02/07/2007 which vested over a three year period.

(d) Common share options granted on 11/16/2007 which vested over a three year period.

(e) Commons share options granted on 01/23/2009 which vested over a three year period.

(f) Common share options granted on 11/17/2005 which vested in a one year period.

Option Exercises and Stock Vested for 2012

The named executive officers exercised stock options during fiscal 2012 and had stock vested during fiscal 2012 as follows:

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
	Number of Shares	Value Realized	Number of Shares	Value Realized on
	Acquired on Exercise	on Exercise	Acquired on Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)
E. Gerald Kay	-0-	-0-	-0-	-0-
Dina Masi	-0-	-0-	-0-	-0-
Riva Sheppard	-0-	-0-	-0-	-0-
Christina Kay	-0-	-0-	-0-	-0-

(1)	The market price used in determining the value realized was calculated using the close of the share price on the NASDAQ Global Market on the date of exercise.

(2)	The market price used in determining the value realized was calculated using the close of the share price on the NASDAQ Global Market on the date of vesting.

Potential Payments upon Termination or Change in Control

The Company does not have any agreements or arrangements with its executive officers that would entitle such named executive officers to payments or the provision of other benefits upon termination of employment.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company currently does not have any employment contracts or other similar agreements or arrangements with any of its executive officers.

Director Compensation for 2012

	Fees Earned or Paid in Cash ($)	Stock Awards ($) (a)	Option Awards ($) (b)	All Other Compensation ($)	Total ($)
E. Gerald Kay (c)
Riva Sheppard (c)
Carl DeSantis	$-0-	$-0-	$-0-	$-0-	$-0-
Christina Kay (c)
Robert Canarick	-0-	-0-	-0-	-0-	-0-
William H Milmoe	-0-	-0-	-0-	-0-	-0-

_______________________

(a)
Represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2012 for outstanding restricted stock units in accordance with United States generally accepted accounting principles.

(b)
Represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2012 for outstanding stock options in accordance with United States generally accepted accounting principles.

(c)	Does not receive compensation in capacity as director, however, compensation as a named executive officer is disclosed above.

Our non-employee directors held the following unexercised options at fiscal year end 2012:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
E. Gerald Kay(a)
Riva Sheppard(a)
Carl DeSantis	25,000		$10.89	12/04/2013
	25,000		6.93	09/21/2014
	4,500		3.36	11/02/2017
Christina Kay(a)
Robert Canarick	25,000		0.33	10/11/2012
	25,000		9.90	12/04/2013
	25,000		6.30	09/21/2014
	25,000		3.99	11/23/2015
	4,800		6.80	02/07/2017
	4,500		3.05	11/02/2017
	25,000		0.14	12/18/2018
William H Milmoe(b)	38,000		3.05	09/01/2017
________________________

(a)	Did not receive compensation in capacity as director. Unexercised options as a named executive officer are disclosed above.
(b)	The options listed in the above table represent options granted to Mr. Milmoe in November 2007 prior to his nomination as a director of the Company on December 18, 2008.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C. (“Vitamin Realty”), which is 90% owned by the Company’s chairman, president and major stockholder, E. Gerald Kay and certain of his family members, who are also executive officers and directors of the Company, including Riva Sheppard and Christina Kay.  On January 5, 2012, InB: Manhattan Drug Company, Inc. (“MDC”), a wholly-owned subsidiary of the Company, entered into a second amendment of lease (the “Second Lease Amendment”) with Vitamin Realty for its office and warehouse space in New Jersey increasing its rentable square footage from an aggregate of 74,898 square feet to 76,161 square feet and extending the expiration date to January 31, 2026.  This Second Lease Amendment provides for minimum annual rental payments of approximately $533,000 plus increases in real estate taxes and building operating expenses.  Also on January 5, 2012, AgroLabs, Inc., also a wholly owned subsidiary of the Company, entered into a lease agreement with Vitamin Realty for an additional 2,700 square feet of warehouse space in New Jersey, the term of which expires on January 31, 2019.  This additional lease provides for minimum lease payments of approximately $27,000 with annual increases plus the proportionate share of operating expenses.

On June 27, 2012, the Company entered into an Amended and Restated Securities Purchase Agreement (the “CD SPA”) with CD Financial, LLC (“CD Financial”), a related party, which amended and restated the Securities Purchase Agreement, dated as of February 21, 2008, between the Company and CD Financial, pursuant to which the Company issued to CD Financial a 9.5% Convertible Senior Secured Note in the original principal amount of $4,500 (the “Original CD Note”).  Pursuant to the CD SPA,  the Company issued to CD Financial (i) the Amended and Restated Convertible Promissory Note in the principal amount of $5,350,000 (the “CD Convertible Note”) and (ii) the Promissory Note in the principal amount of $1,714,000 (the “Liquidity Note”, and collectively with the CD Convertible Note, the “CD Notes”). The CD Notes mature on July 7, 2017.  In accordance with the applicable accounting guidance, this transaction was accounted for as a troubled debt restructuring.  No gain on debt extinguishment was recognized in the Company’s consolidated statement of operations for the fiscal year ended June 30, 2012 as reported in its Annual Report filed on Form 10-K, as the undiscounted cash flows of the restructured debt was greater than the carrying amount of the debt prior to the restructuring.

The proceeds of the CD Notes were used to refinance (a) the Original CD Note, (b) a $300,000 note issued by MDC (the “CD MDC Note”) to CD Financial and assigned by MDC to the Company, (c) past due interest in the aggregate amount of approximately $333,000 in respect of the Original CD Note and the CD MDC Note and (d) other expenses owed to CD Financial by the Company in the aggregate amount of approximately $217,000.

The CD Notes are secured by all assets of the Company and certain of its subsidiaries, including, without limitation, machinery and equipment, real estate owned by IHT Properties, Inc., a wholly owned subsidiary of the Company, and shares of common stock of iBio, Inc. owned by the Company. The CD Notes bear interest at an annual rate of 6% and have a default rate of 10%.

The CD Convertible Note is convertible at the option of CD Financial into common stock of the Company at a conversion price of $0.65 per share, subject to customary adjustments including conversion price protection provisions.

Pursuant to the terms of the Loan Agreement , dated as of June 27, 2012 (the “Loan Agreement”), by and among the Company, certain of its subsidiaries and PNC Bank, National Association (“PNC”) and the Intercreditor Agreement dated as of June 27, 2012, between CD Financial and PNC, during the effectiveness of the PNC loan facility, (i) the principal of the CD Convertible Note may not be repaid, (ii) the principal of the Liquidity Note may only be repaid if certain conditions under the Loan Agreement are satisfied, and (iii) interest in respect of the CD Notes may only be paid if certain conditions under the Intercreditor Agreement are satisfied.

The CD SPA contains customary contains customary representations and warranties, covenants and events of default, including, without limitation, an event of default tied to any change of control as defined in the CD SPA.

In connection with the CD SPA, the Company and certain of its subsidiaries entered into an Amended and Restated Security Agreement and Amended and Restated Subsidiary Guaranty with CD Financial.

On June 27, 2012, MDC and the Company entered into separate promissory notes with Vitamin Realty and E. Gerald Kay, the Company’s Chief Executive Officer, Chairman of the Board, President and a majority shareholder, in the principal amounts of approximately $686,000 (the “Vitamin Note”) and $27,000 (the “Kay Note”), respectively (collectively the “Related Party Notes”). The principal amount of the Vitamin Note represents the aggregate amount of unpaid, past due rent owing by MDC under the Lease Agreement, dated as of January 10, 1997, between MDC, as lessor, and Vitamin Realty, as landlord, pertaining to the real property located at 225 Long Avenue, Hillside, New Jersey.  The Kay Note represents amounts owed to Mr. Kay for unreimbursed business expenses incurred by Mr. Kay in the fiscal year ended June 30, 2008.  The Related Party Notes mature on July 7, 2017 and accrue interest at an annual rate of 4% per annum. Interest in respect of the Related Party Notes is payable on the first business day of each calendar month.  Pursuant to the terms of the Loan Agreement, during the effectiveness of the PNC loan facility, the Related Party Notes may only be repaid or prepaid if certain conditions set forth in the Loan Agreement are satisfied.

On June 27, 2012, each of Carl DeSantis, a director and major shareholder of the Company and a member of CD Financial and E. Gerald Kay, the Company’s Chief Executive Officer, Chairman of the Board, President and a major shareholder, entered into a Limited Guaranty Agreement with in the amount of $1.0 million each in connection with the Company’s senior credit facility provided by PNC.

Neither Mr. DeSantis nor Mr. Kay received any compensation from the Company in connection with these guarantees.

Related Person Transaction Policies and Procedures

Although we have not adopted written policies or procedures for the review, approval or ratification of related party transactions involving our directors, officer and employees or their family members, our Audit Committee considers such transactions on a case-by-case basis, pursuant to the Audit Committee charter.

PROPOSAL NO. 2 RATIFICATION OF
THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company has appointed the firm of Friedman LLP (“Friedman”), independent auditors, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2013, subject to ratification by the Company’s Stockholders. The Board of Directors reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board of Directors believes that a change is in the best interest of the Company and its stockholders.  We anticipate that a representative of Friedman will be present at the Annual Meeting and will be provided with the opportunity to make a statement if such representative desires to do so and to be available to respond to appropriate questions from stockholders.

Representatives of Friedman will normally attend most meetings of the Audit Committee.  The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one fiscal quarter and any pre-approval is detailed as to the particular service or category of services.  The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

The Audit Committee, on an annual basis, reviews the services performed by the Company’s independent auditors.  The Audit Committee reviewed and approved the fees charged by Friedman as the independent auditors of the Company for the fiscal year ended June 30, 2012.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2012 and June 30, 2011 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q in the fiscal years ended June 30, 2012 and June 30, 2011, were $108,000 and $105,000, respectively.

Audit Related Fees

Friedman did not render professional services relating to the assurance and related services reasonable related to the performance of the audit or review of financial statements that are not reported above for the fiscal years ended June 30, 2012 and June 30, 2011.

Tax Fees and All Other Fees

Friedman billed $5,000 and $3,700 in fees for other services for the fiscal year ended June 30, 2012 and 2011, respectively.  Friedman did not receive any fees for tax services in the fiscal years ended June 30, 2012 and June 30, 2011.

Recommendation and Vote

Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INDEPENDENT AUDITORS PROPOSAL.

AUDIT COMMITTEE REPORT

           The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is composed of two (2) directors.  One of the two members of the committee is independent.  The Board of Directors has adopted an Audit Committee Charter.  Management is responsible for the Company's internal control and financial reporting process.  The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee's responsibility is to monitor and oversee these processes.

           In this context, the Audit Committee has met and held discussions with Management and the Company's independent public accountants.  Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the Company's independent public accountants.  The Audit Committee discussed with the independent public accountants matters required to be discussed by Statement of Auditing Standards Numbers 90 and 61 (communication with Audit Committees).  The Company's independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1 (independence discussions with Audit Committee), and the Audit Committee discussed with the independent public accountants that firm's independence. The Audit Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditor's independence.

           Based upon the Audit Committee's discussions with Management and the independent public accountants and the Audit Committee's review of the representation of management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2012 filed with the Securities and Exchange Commission.

The foregoing has been approved by all members of the Audit Committee.
Robert Canarick
William H. Milmoe

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

Stockholder proposals to be included in the Company’s proxy statement with respect to the 2013 Annual Meeting of Stockholders must be received by the Company at its Executive Offices located at 225 Long Avenue, Hillside, New Jersey 07205 no later than July 11, 2013.  All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

In addition, the Company’s By-laws contain certain notice and procedural requirements applicable to director nominations by stockholders and stockholder proposals, irrespective of whether the proposal is to be included in the Company’s proxy statement. If a stockholder seeks to nominate a candidate for election or proposes business for consideration at the 2013 Annual Meeting of Stockholders, a stockholder’s notice shall be delivered to the Secretary of the Company at the Company’s principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, whichever occurs first. If the notice is not received by such date, it will be considered untimely under the Company’s By-laws.

The Board of Directors does not have a formal process for stockholders to send communications (including director nominations) to the Board.  Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary.  Written communications to the Board may be sent to the Board at the Company’s chief executive offices at Integrated BioPharma, Inc., 225 Long Avenue, New Jersey 07205, and the Company will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed).  A stockholder who intends to nominate an individual for election to the Board of Directors (other than a candidate proposed by the Board of Directors) must do so in accordance with the foregoing procedures.

DISCRETIONARY AUTHORITY

A duly executed proxy given in connection with the Company’s 2012 Annual Meeting of Stockholders will confer discretionary authority on the proxies named therein, or any of them, to vote at such meeting on any matter of which the Company does not have written notice on or before September 27, 2012, which is forty-five (45) days prior to the date on which the Company is first mailing its proxy materials for its 2012 Annual Meeting of Stockholders, without advice in the Company 2012 Proxy Statement as to the nature of such matter.

OTHER BUSINESS OF THE MEETING

The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, in as much as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold common stock directly. Requests should be addressed to: Integrated Biopharma, Inc., 225 Long Avenue, Hillside, New Jersey 07205 or contact our Corporate Secretary at (973) 926-0816.

ADDITIONAL INFORMATION

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2012, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE SECRETARY, INTEGRATED BIOPHARMA, INC., 225 LONG AVENUE, HILLSIDE, NEW JERSEY 07205.

By order of the Board of Directors

/s/ E. Gerald Kay
E. Gerald Kay
Chief Executive Officer
November 7, 2012

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE▼
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PROXY

INTEGRATED BIOPHARMA,INC.

ANNUALMEETING
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for
the 2012 Annual Meeting of Stockholders to be Held on 11/26/2012
AT 9:00 A.M. EST for Holders as of 10/24/2012.
The proxy statement and annual report to stockholders are available at
https://materials.proxyvote.com/45811V.

The undersigned appoints Dina L. Masi and E. Gerald Kay, and each of them, as proxies, each with the power to appoint her or his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Integrated BioPharma, Inc. held of record by the undersigned at the close of business on October 24, 2012 at the 2012 Annual Meeting of Shareholders of Integrated BioPharma, Inc. to be held on November 26, 2012 or at any adjournment or postponement thereof.

(Continued, and to be marked, dated and signed, on the other side)

LEFT BLANK INTENTIONALLY

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE▼
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PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please mark	X
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	your votes
like this

1. TO ELECT THE THREE CLASS I			2. To ratify the appointment of
DIRECTORS FOR A THREE YEAR		WITHHOLD	Friedman, LLP as Integrated
TERM TO SERVE UNTIL THE 2015	FOR	AUTHORITY	BioPharma Inc.’s independent	FOR	AGAINST	ABSTAIN
ANNUAL MEETING OF			accountant for the fiscal year
STOCKHOLDERS.			ending June 30, 2013; and

(To withhold authority to vote for any
individual nominee, strike a line through that nominee’s name in the list below)

01-E. Gerald Kay, 02-Carl DeSantis,
03-Riva Sheppard			3. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature ______________________________________________  Signature ________________________________________________  Date ____________________________________
NOTE:  Please sign exactly as name appears hereon.  When share are held by joint owners, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership named by authorized person.